EXHIBIT 10.42

THIRTEENTH AMENDMENT TO THE
GPI SAVINGS PLAN

(As Amended and Restated Effective January 1, 2015)

WHEREAS, Graphic Packaging International, LLC (the “Company”) maintains for the benefit of its employees the GPI Savings Plan (the “Plan”); and

WHEREAS, Section 13.1 of the Plan authorizes the Board of Directors of Graphic Packaging Holding Company (the “Board”) to amend the Plan at any time; and

WHEREAS, the Board has delegated to the Retirement Committee of Graphic Packaging International, LLC (the “Retirement Committee”) the responsibility to make certain amendments to the Plan; and

WHEREAS, the Company has acquired substantially all of the assets of Artistic Carton Company and assumed sponsorship of the Artistic Carton Company Profit Sharing Plan with 401(k) Features (the “Artistic Carton Plan”); and

WHEREAS, the Retirement Committee previously amended the Plan to merge the Artistic Carton Plan into the Plan effective as of March 1, 2021; and

WHEREAS, the Retirement Committee desires to amend the Plan to provide that the merger of the Artistic Carton Plan into the Plan will instead be effective as of June 1, 2021;

NOW, THEREFORE, BE IT RESOLVED, that the Plan is hereby amended as follows:

1.Effective as of June 1, 2021, the Artistic Carton Company Profit Sharing Plan with 401(k) Features be and hereby is merged into the Plan.

2.Items 1, 2, 3, 4, 5, 12 and 13 of the Eleventh Amendment to the GPI Savings Plan be and hereby are amended to be effective as of June 1, 2021, instead of March 1, 2021.

EXHIBIT 10.42
BE IT FURTHER RESOLVED, that the Retirement Committee has approved this Eleventh Amendment to the GPI Savings Plan this 25th day of March, 2021.

GRAPHIC PACKAGING INTERNATIONAL, LLC
RETIREMENT COMMITTEE MEMBERS

By:         /s/ Stephen R. Scherger
            Stephen R. Scherger

By:         /s/ Stacey Panayiotou
            Stacey Panayiotou

By:         /s/ Brad Ankerholz
            Brad Ankerholz

By:         /s/ Chuck Lischer
            Chuck Lischer

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